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                                                                   EXHIBIT 10.12

              FIRST AMENDMENT TO RESTATED NONCOMPETITION AGREEMENT


          THIS FIRST AMENDMENT TO RESTATED NONCOMPETITION AGREEMENT (this "Amendment") is made and entered into as of __th day of _________, 1998 by and among Marriott International, Inc., a Delaware corporation ("Marriott International"), Host Marriott Corporation, a Delaware corporation ("Host Marriott"), and Crestline Capital Corporation, a Maryland corporation ("Crestline").

                                    RECITALS
                                    --------

          WHEREAS, Host Marriott and Marriott International are parties that certain Restated Noncompetition Agreement dated March 3, 1998 (as amended, the "1998 Agreement"); and

          WHEREAS, Host Marriott has determined that it will restructure its business operations so as to qualify as a real estate investment trust for federal income tax purposes, and, in connection therewith, on or about December 29, 1998, (i) Host Marriott will distribute approximately 82% of the outstanding common stock of Crestline to or on behalf of the stockholders of Host Marriott (the "Crestline Distribution") and will contribute the remaining 18% of such Crestline common stock to Host Marriott, L.P. for delivery to The Blackstone Group and certain affiliated entities thereof (or for return to Crestline if not delivered to The Blackstone Group and its affiliated entities) and (ii) Host Marriott will merge (the "Merger") into HMC Merger Corporation, a Maryland corporation ("Host REIT"); and

          WHEREAS, the parties hereto desire to amend the 1998 Agreement in connection with the Crestline Distribution and the Merger.

          NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties intending to be legally bound agree as follows:

          1. Crestline is hereby added as a party to the 1998 Agreement and shall be subject to the same restrictions, obligations and benefits thereunder as Host Marriott, it being further understood that all references to "Host Marriott" in the 1998 Agreement (other than in the definition of "Host Marriott" in Article One and the third sentence of the definition of "Affiliates" under Article One and the last sentence of Section 4.1.C. as set forth in Paragraph 5 below, which, in each of the foregoing cases, shall mean only Host Marriott Corporation and its Subsidiaries and Affiliates) shall mean each of Host Marriott and Crestline as if each of the foregoing entities were parties to a separate agreement with MI having terms identical to the 1998 Agreement as amended by this Amendment, subject to the limitations set forth in Paragraph 5 below.

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          2. The third sentence of the definition of "Affiliates" under Article
One is hereby deleted and replaced in its entirety with the following:

          Notwithstanding the foregoing, (i) Host Marriott's Affiliates shall not include Marriott International, Crestline or their respective Subsidiaries or Affiliates, (ii) Marriott International's Affiliates shall not include Host Marriott, Crestline or their respective Subsidiaries or Affiliates, and (iii) Crestline's Affiliates shall not include Marriott International, Host Marriott, or their respective Subsidiaries or Affiliates.

          3. The following definition shall be added to Article One after the definition of "Conference Centers":

          "Crestline" means Crestline Capital Corporation, a Maryland corporation.

          4. The following sentence shall be added to the definition of "Hotel Management Business" at the end thereof."

          For purposes of this definition, it is expressly understood and acknowledged that, with respect to the activities of any Person who is the lessee of property, the terms "operate" and "operating" do not include the terms "lease" and "leasing," respectively, where such Person has engaged another Person who is not an Affiliate of such Person to manage or operate, within the meaning of the term "Hotel Management Business" set forth herein, the leased property.

          5. Section 4.1.C. of the 1998 Agreement is hereby amended by adding the following sentence at the end thereof:

          It is hereby understood for purposes of this Section 4.1.C. that (i) in no event shall Host Marriott and Crestline be permitted, on an aggregate basis, to operate or franchise as franchisor more than ten
          (10) hotel properties under a Common Name or to contract with a third party manager for operation of the greater of (a) ten (10) hotel properties operated by such manager under a Common Name or (b) twenty-five percent (25%) of the system operated by such manager under a Common Name and (ii) each hotel owned by Host Marriott which is leased to Crestline shall count as one hotel property for purposes of determining compliance with the foregoing clause.

          6. The following language shall be added to the end of Section 5.11:

          To Crestline:

             Crestline Capital Corporation
             10400 Fernwood Road
             Bethesda, Maryland  20817
             Attention:  General Counsel
             FAX NO.  301/380-______

          7. The following sentence shall be added to the end of Section 5.13:

          It is further understood and agreed that the obligations of each of Host Marriott and Crestline under this Agreement, and any liability arising therefrom, shall be several and not joint.

          8. The parties acknowledge that upon the effectiveness of the Merger, Host REIT shall succeed to all of the rights and obligations of Host Marriott under the 1998 Agreement.

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          9.  Except as specifically amended hereby, the 1998 Agreement shall remain unchanged and in full force and effect.

          10. This Amendment shall be effective as of the effective date of the Crestline Distribution.

          11. This Amendment may be executed in any number of counterparts, which, when taken together, shall constitute a single binding instrument.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, all as of the day and year first above written.


                                     MARRIOTT INTERNATIONAL, INC.


                                     By:
                                         -----------------------------------

                                         Name:
                                              ------------------------------
                                         Title:
                                               -----------------------------


                                     HOST MARRIOTT CORPORATION


                                     By:
                                         -----------------------------------

                                         Name:
                                              ------------------------------
                                         Title:
                                               -----------------------------



                                     CRESTLINE CAPITAL CORPORATION


                                     By:
                                         -----------------------------------

                                         Name:
                                              ------------------------------
                                         Title:
                                               -----------------------------



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          The undersigned is executing this Amendment solely for the purpose of acknowledging and consenting to the provisions of paragraph 8 above.



                                        HMC MERGER CORPORATION


                                        By:
                                            -----------------------------------

                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

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